Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of QMIS Finance Securities Corporation (formerly “Lightman Grant, Inc”) (the “Company”) on Form 10-K/A for the year ended April 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Chin Yung Kong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2013	/s/ Chin Yung Kong
Chin Yung Kong Chief Financial Officer